                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 22, 2004

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
             -------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
             -------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         001-06249                                        34-6513657
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts      02114
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       n/a
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

     On June 22, 2004, First Union Real Estate Equity and Mortgage Investments (the "Company") sold its Park Plaza Mall Plaza property located in Little Rock, Arkansas for a gross purchase price of $77,500,000 to a subsidiary of CBL & Associates, Inc., an unrelated third party. In connection with this transaction, the purchaser assumed the existing indebtedness encumbering the property of approximately $41.3 million. Accordingly, net proceeds to the Company after giving effect to the loan assumption and closing costs were approximately $33.5 million. The Company has deposited the proceeds with a qualified intermediary as the Company will seek to use the proceeds in connection with a "like kind" exchange pursuant to section 1031 of the Internal Revenue Code. There can be no assurance, however, that a suitable replacement property will be timely identified in order for the Company to consummate a "like kind" exchange transaction. In the event that a "like kind" exchange cannot be consummated, the estimated gain for tax purposes from the sale of this property will be approximately $20,500,000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (b)  Pro Forma Financial Information

          The required pro forma financial information is found on pages 3-9 hereto.

     (c)  Exhibits

     99 Press Release, dated June 22, 2004 with respect to the sale of the Little Rock, Arkansas property.

Item 12.  Results of Operations and Financial Condition

     On June 22, 2004, the Registrant issued a press release announcing the sale of its Little Rock, Arkansas property.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 1st day of July, 2004.


                                       FIRST UNION REAL ESTATE EQUITY AND
                                       MORTGAGE INVESTMENTS


                                       By: /s/ Carolyn Tiffany
                                           -------------------------------------
                                           Carolyn Tiffany
                                           Chief Operating Officer

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
       UNAUDITED PRO FORMA COMBINED BALANCE SHEET AS OF MARCH 31, 2004 AND
        STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003 AND
                    FOR THE THREE MONTHS ENDED MARCH 31, 2004

The unaudited pro forma combined balance sheet of First Union Real Estate Equity and Mortgage Investments (the "Company") as of March 31, 2004 is presented as if the sale of Park Plaza Mall occurred on that date. The pro forma combined statements of operations for the year ended December 31, 2003 and for the three months ended March 31, 2004 are presented as if the sale of Park Plaza Mall had occurred on January 1, 2003. The unaudited pro forma combined balance sheet and pro-forma combined statements of operations should be read in conjunction with the combined balance sheet and combined statement of operations for the year ended December 31, 2003 of the Company and notes thereto included therein. In the opinion of Company management, all adjustments necessary to reflect the effects of the sale of Park Plaza Mall have been made.

The unaudited pro forma combined balance sheet and statements of operations are prepared for informational purposes only and are not necessarily indicative of the Company's future results or of actual results that would have been achieved if the sale had been completed as of the date indicated above.

           COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS FOR
                        THE YEAR ENDED DECEMBER 31, 2003
                                   (UNAUDITED)

                                                                        PRO FORMA
                                                                       ADJUSTMENTS
(In thousands, except per share data)              HISTORICAL (A)    PARK PLAZA MALL     PRO FORMA TOTAL
                                                   --------------    ---------------     ---------------
REVENUES
      Rents                                           $ 13,916          $(12,327)(b)        $  1,589
      Sales                                              1,892              --                 1,892
      Interest and dividends                               838              --                   838
                                                      --------          --------            --------
                                                        16,646           (12,327)              4,319
                                                      --------          --------            --------

EXPENSES
      Property operating                                 4,965            (4,116)(b)             849
      Cost of goods sold                                 3,279              --                 3,279
      Real estate taxes                                    773              (809)(b)             (36)
      Depreciation and amortization                      2,161            (1,669)(c)             492
      Interest                                           4,551            (3,667)(d)             884
      General and administrative                         6,873              --   (e)           6,873
                                                      --------          --------            --------
                                                        22,602           (10,261)             12,341
                                                      --------          --------            --------
LOSS BEFORE GAIN ON SALE                                (5,956)           (2,066)             (8,022)
      Gain on sale                                          54              --                    54
                                                      --------          --------            --------

NET LOSS BEFORE PREFERRED DIVIDENDS                     (5,902)           (2,066)             (7,968)
      Preferred dividend                                (2,064)             --                (2,064)
                                                      --------          --------            --------
NET LOSS APPLICABLE TO COMMON SHARES OF
BENEFICIAL INTEREST                                   $ (7,966)         $ (2,066)           $(10,032)
                                                      ========          ========            ========

HISTORICAL PER SHARE DATA

BASIC AND DILUTED:
Net loss applicable to common shares of
beneficial interest                                  $  (0.26)
                                                     ========


                                                                     (CONTINUED)

           COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS FOR
                        THE YEAR ENDED DECEMBER 31, 2003
                             (UNAUDITED) (CONTINUED)

                                                                        PRO FORMA
                                                                       ADJUSTMENTS
(In thousands, except per share data)              HISTORICAL (A)    PARK PLAZA MALL     PRO FORMA TOTAL
                                                   --------------    ---------------     ---------------

PRO FORMA PER SHARE DATA

BASIC AND DILUTED:
Net loss applicable to common shares of
beneficial interest                                                                           $(0.32)
                                                                                            ========

BASIC AND DILUTED WEIGHTED AVERAGE
COMMON SHARES                                           30,885
                                                      ========


   See notes to pro forma combined balance sheet and statements of operations.

             COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2004
                                   (UNAUDITED)

                                                                        PRO FORMA
                                                                       ADJUSTMENTS
(In thousands, except per share data)              HISTORICAL (A)    PARK PLAZA MALL     PRO FORMA TOTAL
                                                   --------------    ---------------     ---------------
REVENUES
        Rents                                         $ 3,291          $(2,920)(b)           $   371
        Sales                                           1,309             --                   1,309
        Interest and dividends                            254             --                     254
                                                      -------          -------               -------
                                                        4,854           (2,920)                1,934
                                                      -------          -------               -------

EXPENSES
        Property operating                              1,154             (960)(b)               194
        Cost of goods sold                                934             --                     934
        Real estate taxes                                 219             (203)(b)                16
        Depreciation and amortization                     499             (431)(c)                68
        Interest                                          943             (910)(d)                33
        General and administrative                      1,310              (83)(e)             1,227
                                                      -------          -------               -------
                                                        5,059           (2,587)                2,472
                                                      -------          -------               -------

NET LOSS BEFORE PREFERRED DIVIDENDS                      (205)            (333)                 (538)
        Preferred dividend                               (516)            --                    (516)
                                                      -------          -------               -------
NET LOSS                                                 (721)            (333)               (1,054)

OTHER COMPREHENSIVE INCOME
Unrealized gain on securities                             396             --                     396
                                                      -------          -------               -------
Comprehensive loss                                    $  (325)         $  (333)              $  (658)
                                                      =======          =======               =======

HISTORICAL PER SHARE DATA

BASIC AND DILUTED:
Net loss applicable to common shares of
beneficial interest                                   $ (0.02)
                                                      =======


                                                                     (CONTINUED)

             COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2004
                             (UNAUDITED) (CONTINUED)

                                                                        PRO FORMA
                                                                       ADJUSTMENTS
(In thousands, except per share data)              HISTORICAL (A)    PARK PLAZA MALL     PRO FORMA TOTAL
                                                   --------------    ---------------     ---------------

PRO FORMA PER SHARE DATA

BASIC AND DILUTED:
Net loss applicable to common shares of
beneficial interest                                                                          $(0.03)
                                                                                             =======

BASIC AND DILUTED WEIGHTED AVERAGE
COMMON SHARES                                          31,059
                                                      =======


   See notes to pro forma combined balance sheet and statements of operations.

                             COMBINED BALANCE SHEET
                    FOR THE THREE MONTHS ENDED MARCH 31, 2004

                                                                        PRO FORMA
                                                                       ADJUSTMENTS
(In thousands, except share data)                  HISTORICAL (F)    PARK PLAZA MALL     PRO FORMA TOTAL
                                                   --------------    ---------------     ---------------

ASSETS
Investments in real estate, at cost
  Land                                               $   6,680           $  (5,816)(g)         $     864
  Buildings and improvements                            65,940             (60,016)(g)             5,924
                                                     ---------           ---------             ---------
                                                        72,620             (65,832)                6,788
Less - Accumulated depreciation                        (14,571)             10,302(g)             (4,269)
                                                     ---------           ---------             ---------
Investments in real estate, net                         58,049             (55,530)                2,519

  Cash and cash equivalents     - unrestricted           5,618              33,474(h)             39,092
                                - restricted             2,616              (1,310)(h)             1,306
  Loan receivable                                       16,944                --                  16,944
  Accounts receivable and prepayments, net of
     allowances                                            379                 (47)(i)               332
  Investments - available for sale                      54,881                --                  54,881
  Real estate securities - available for sale            6,470                --                   6,470
  Inventory, net of reserve                                613                --                     613
  Unamortized debt issue costs, net                        206                (206)(i)              --
  Other                                                    637                 (77)(i)               560
                                                     ---------           ---------             ---------

Total Assets                                         $ 146,413           $ (23,696)            $ 122,717
                                                     =========           =========             =========

LIABILITIES
  Mortgage loan                                      $  41,370           $ (41,370)(j)         $    --
  Note payable                                              58                --                      58
  Accounts payable and accrued liabilities               7,544                (913)(i)             6,631
  Dividends payable                                        516                --                     516
  Deferred items                                           530                (396)(i)               134
                                                     ---------           ---------             ---------

Total Liabilities                                       50,018             (42,679)                7,339
                                                     ---------           ---------             ---------

CONTINGENCIES (NOTE 10)

SHAREHOLDERS' EQUITY

Convertible preferred shares of beneficial interest,
   $25 per share liquidation preference, 2,300,000
   shares authorized, 983,082 shares outstanding
   at March 31, 2004                                    23,131                --                  23,131
Common Shares of beneficial interest, $1 par,
   unlimited authorized, 31,058,913 outstanding at
   March 31, 2004                                       31,059                --                  31,059

Additional paid-in capital                             207,968                --                 207,968
Accumulated other comprehensive income                     396                --                     396

Accumulated distributions in excess of net income     (166,159)            (55,530)(g)
                                                                            32,164 (h)
                                                                               979 (i)
                                                                            41,370 (j)          (147,176)
                                                     ---------           ---------             ---------
Total Shareholders' Equity                              96,395              18,983 (k)           115,378
                                                     ---------           ---------             ---------

Total Liabilities and Shareholders' Equity           $ 146,413           $ (23,696)            $ 122,717
                                                     =========           =========             =========


   See notes to pro forma combined balance sheet and statements of operations.

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
       UNAUDITED PRO FORMA COMBINED BALANCE SHEET AS OF MARCH 31, 2004 AND
        STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003 AND
                    FOR THE THREE MONTHS ENDED MARCH 31, 2004


(a) Reflects the historical combined statements of operations for the Company for the year ended December 31, 2003 as reported on Form 10-K and for the three months ended March 31, 2004 as reported on Form 10-Q.

(b) Reflects the historical rental income and operating expenses of Park Plaza Mall.

(c) Reflects depreciation on the sold asset and amortization of costs incurred to obtain the mortgage financing secured by the Park Plaza Mall.

(d) Reflects interest expense on the mortgage loan payable secured by the Park Plaza Mall.

(e) Reflects an adjustment for the asset management fee. The asset management fee included in general and administrative expenses in 2004 is based on a sliding percentage of gross asset value. There is no adjustment in 2003 as the asset management fee was a flat fee arrangement not based on asset values.

(f) Reflects the historical combined balance sheet of the Company as of March 31, 2004 as reported on Form 10-Q.

(g) Reflects Park Plaza Mall real estate assets stated at cost and depreciation taken from original date of acquisition.

(h)  Reflects the net cash resulting from the sale of the Park Plaza Mall.

(i)  Reflects other assets and liabilities associated with the Park Plaza Mall.

(j) Reflects principal balance of mortgage loan outstanding at time of sale secured by the Park Plaza Mall.

(k) Reflects the net impact of the sale and eliminates the operations of the Park Plaza Mall from January 1, 2003 through March 31, 2004.

                                  EXHIBIT INDEX


Exhibit                                                           Page
-------                                                           ----

99.  Press Release dated June 22, 2004.                              11